UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported) September 15, 2010

Alico, Inc.
(Exact name of registrant as specified in its charter)

Florida
(State or other jurisdiction of incorporation)

0-261
(Commission File Number)

59-0906081
(IRS Employer Identification No.)

Post Office Box 338
LaBelle, Florida
(Address of principal executive offices)

33975
(Zip Code)

(863) 675-2966
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

(c)                      Exhibits.

Exhibit 99.1 Press release, dated September 15, 2010, announcing Alico Reclaims Property

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ALICO, INC.

By:      /s/ Patrick W. Murphy
           Patrick W. Murphy
           Senior Vice President and
           Chief Financial Officer

Dated: September 15, 2010

EXHIBIT INDEX

Exhibit No.                                           Exhibit
99.1	Press release, dated September 15, 2010, announcing Alico Reclaims Property